UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2010

CLEAN DIESEL TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

DELAWARE	001-33710	06-1393453
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4567 TELEPHONE ROAD, SUITE 206 VENTURA, CALIFORNIA	93003
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 639-9458

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 15, 2010, we completed the merger of our wholly-owned subsidiary, CDTI Merger Sub, Inc., with and into Catalytic Solutions, Inc., a California corporation (“CSI”), as contemplated by that certain Agreement and Plan of Merger dated May 13, 2010, as amended by letter agreements dated September 1, 2010 and September 14, 2010 (the “Merger Agreement”). We refer to this transaction as the “Merger.” The Merger was accounted for as a reverse acquisition and, as a result, our company’s (the legal acquirer) consolidated financial statements will, in substance, be those of CSI (the accounting acquirer), with the assets and liabilities, and revenues and expenses, of our company being included effective from the date of the closing of the Merger.

Because the Merger was not completed until October 15, 2010, after the end of our most recent fiscal quarter on September 30, 2010, our quarterly report on Form 10-Q for the quarter ended September 30, 2010 reflects the unaudited consolidated financial statements (and discussion thereof in Item 2 “Management’s Discussion and Analysis of Financial Condition and Results of Operations”) of our company, the legal acquirer, as of September 30, 2010 (i.e., prior to the closing of the Merger) on a stand-alone basis. In order to avoid a “gap” in financial reporting of information regarding CSI, the accounting acquirer, we are filing as Exhibits to this current report on Form 8-K CSI’s unaudited condensed consolidated financial statements as of and for the three and nine months ended September 30, 2010 and 2009 along with a Management’s Discussion and Analysis of Financial Condition and Results of Operations for such period.

We are also filing as an Exhibit to this current report on Form 8-K Unaudited Pro Forma Condensed Combined Financial Information including an unaudited pro forma condensed combined balance sheet as of September 30, 2010 and unaudited pro forma condensed combined statement of operations for the year ended December 31, 2009 and the nine months ended September 30, 2010. See Exhibits 99.1, 99.2 and 99.3 hereto.

Also on November 15, 2010, we issued a press release discussing our third quarter 2010 results. The press release is furnished as Exhibit 99.4 to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits
99.1	Management’s Discussion and Analysis of Catalytic Solutions Inc.’s Financial Condition and Results of Operations as at and for the period ended September 30, 2010.
99.2	Unaudited condensed consolidated financial statements of Catalytic Solutions, Inc. as of and for the three and nine months ended September 30, 2010 and 2009.
99.3	Unaudited Pro Forma Condensed Combined Financial Information including unaudited pro forma condensed combined balance sheet of the registrant as of September 30, 2010 and unaudited pro forma condensed combined statement of operations of the registrant for the year ended December 31, 2009 and the nine months ended September 30, 2010.

99.4	Press Release of the registrant dated November 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN DIESEL TECHNOLOGIES, INC.

November 15, 2010

By: /s/ Charles F. Call
Name: Charles F. Call
Title: Chief Executive Officer